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                                                                    EXHIBIT 23.1






                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-3, No. 333-70394) of Williams Coal Seam Gas Royalty Trust and in the related Prospectus of our report dated March 27, 2002, with respect to the financial statements of Williams Coal Seam Gas Royalty Trust included in this Annual Report (Form 10-K) for the year ended December 31, 2001.

                                                            ERNST & YOUNG LLP



Tulsa, Oklahoma
March 27, 2002